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     For Ministry Use Only                                                        Ontario Corporation Number
A l'usage exclusif du ministere                                                     Numero de corporation

[ONTARIO    Ministry of                                                                     747803
 LOGO]      Consumer and               Ministere de
            Commercial                 la Consommation
Ontario     Relations                  et du Commerce
CERTIFICATE                            CERTIFICAT
This is to certify that these          Ceci certifie que les presents
articles are effective on              statuts entrent en vigueur le

                         MARCH 12 MARS, 1993                                                TRANS
---------------------------------------------------------------------                        CODE
                                                                                              C
                                                                                              18
                                      Director / Directeur
                     Business Corporations Act / Loi de sur les compagnies
                     ------------------------------------------------------------------------------------------
                                                                   ARTICLES OF AMENDMENT
                                                                  STATUTS DE MODIFICATION

      Form 3
     Business
   Corporations
       Act,
       1982

     Formule
    numero 3
   Loi sur 1982
     sur les
    compagnies

                       1.  The present name of the corporation is:              Denomination sociale actuelle de la compagnie:
                       -----------------------------------------------------------------------------------------------------------
                       HIKARI KINEMA LTD.
                       -----------------------------------------------------------------------------------------------------------

                       -----------------------------------------------------------------------------------------------------------

                       -----------------------------------------------------------------------------------------------------------

                       2.  The name of the corporation is changed to (if        Nouvelle denomination sociale de la compagnie (s'il
                           applicable):                                         y a lieu):
                       -----------------------------------------------------------------------------------------------------------
                       IMAX (TITANICA) LTD.
                       -----------------------------------------------------------------------------------------------------------

                       -----------------------------------------------------------------------------------------------------------

                       -----------------------------------------------------------------------------------------------------------

                       3.  Date of incorporation/amalgamation:                  Date de la constitution ou de la fusion:

                                                                     1, December, 1987
                       ------------------------------------------------------------------------------------------------------------
                                                                   (Day, Month, Year)
                                                                  (jour, mois, annee)

                       4.  The articles of the corporation are amended as       Les statuts de la compagnie sont modifies de la
                           follows:                                             facon suivante:

                           to change the name of the Corporation to Imax (Titanica) Ltd.

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                       5.  The amendment has been duly authorized as            La modification a ete dument autorisee conformement
                           required by Sections 167 & 169 (as applicable)       a l'article 167 et, s'il y a lieu, a l'article 169
                           of the Business Corporations Act.                    de la Loi sur les compagnies.

                       6.  The resolution authorizing the amendment was         Les actionnaires ou les administrateurs (le cas
                           approved by the shareholders/directors (as           echeant) de la compagnie ont approuve la resolution
                           applicable) of the corporation on                    autorisant la modification

                                                                      11 March 1993
                       ------------------------------------------------------------------------------------------------------------
                                                                    (Day, Month, Year)
                                                                    (jour, mois, annee)

                       6.  These articles are signed in duplicate.              Les presents status sont signes en double
                                                                                exemplaire.


                                                                                HIKARI KINEMA LTD.
                                                                                ---------------------------------------------------
                                                                                             (Name of Corporation)
                                                                                     (Denomination sociale de la compagnie)

                                                                                By/Par: /s/ G. Mary Ruby           Secretary
                                                                                        -------------------------------------------
                                                                                        (Signature)         (Description of Office)
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                           CONSENT BY BODY CORPORATE


TO:  Ministry of Consumer and Commercial Relations
     Companies Branch
     393 University Ave. 2nd Floor
     Toronto, Ontario, M7A 2H6

     IMAX CORPORATION, a corporation incorporated under the laws of Canada, having its head office at 38 Isabella Street, Toronto, Ontario, M4Y 1N1, HEREBY CONSENTS TO THE FOLLOWING NAME FOR USE BY A CORPORATION:

     Imax (Titanica) Ltd.


     DATED:  11 March 1993.


                                      IMAX CORPORATION
                                      Per.


                                      /s/ John Davison
                                      ---------------------------------
                                      John Davison,
                                      Vice President, Finance


                                      /s/ G. Mary Ruby
                                      ---------------------------------
                                      G. Mary Ruby,
                                      Secretary
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                                                                                      Ontario Corporation Number
                                                                                   Numero de la compagne en Ontario

[ONTARIO    Ministry of                                                                         747803
 LOGO]      Consumer and               Ministere de
            Commercial                 la Consommation
Ontario     Relations                  et du Commerce
CERTIFICATE                            CERTIFICATE
This is to certify that these          Ceci certifie que les presents
articles are effective on              statuts entrent en vigueur le
                                                                                    ---   ---   ---   ---   ---
DECEMBER 1                             DECEMBRE 1987                                 A     0     0     A     3
---------------------------------------------------------------------               ---   ---   ---   ---   ---

                                                                                    ---   ---   -----------
                         Director                  Le Directeur                      S     N     ONTARIO
                     Companies Branch        Direction des Compagnies               ---   ---   -----------
                     --------------------------------------------------------------------------------------------------------------
                                                                ARTICLES OF INCORPORATION
                                                                 STATUTS DE CONSTITUTIFS


      Form 1           1.  The name of the corporation is:                      Denomination sociale de la compagnie:
     Business          -----------------------------------------------------------------------------------------------------------
   Corporations        HIKARI KINEMA LTD.
       Act,            -----------------------------------------------------------------------------------------------------------
       1982
                       -----------------------------------------------------------------------------------------------------------
     Formule
     numero 3          -----------------------------------------------------------------------------------------------------------
   Loi de 1982
     sur les           2.  The address of the registered office is:             Adresse du siege social:
    compagnies
                                      38 Isabella Street
                       -----------------------------------------------------------------------------------------------------------
                                              Street & Number or P.O. Number -  Office Building -  Room No.
                                   -----------------------------------------------------------------------------------

                                      Toronto, Ontario                                                               M4Y 1N1
                       -----------------------------------------------------------------------------------------------------------
                           (Name of Municipality or Post Office)                                                   Postal Code
                       (Nom de la municipalite ou du bureau de poste)                                             (Code postal)

                                                                            of
                                       Municipality                                                 Metropolitan Toronto
                       ---------------------------------------------                    --------------------------------------------
                       (Name of Municipality, Geographical Township)     dans de la       (County, District Regional Municipality)
                            (Nom de la municipalite, du canton)                          (Comte, district, municipalite regionale)

                       3.  Number (or minimum and maximum number) of            Nombre (ou nombres minimal et maximal) of
                           directors is:                                        d'administrateurs:

                           Minimum 1, Maximum 5

                       4.  The first director(s) are:                           Premier(s) administrateur(s):

                                                             Residence address, giving street & No. or             Resident Canadian
                                                             R.R. No. or municipality and postal code              State
                       First name, initials and surname      Adresse personnelle, y compras la rue et le           Yes or No
                       Prenom, initiales et nom de           numero. le numero de la R.R. ou, le nom de la         Resident Canadien
                       famille                               municipalite et le code postal                        Oui; Non
                       ------------------------------------------------------------------------------------------------------------
                       Roman Kroitor                         38 Earl Street, Townhouse #11                         YES
                                                             Toronto, Ontario M4Y 1M3

                       William Breukelman                    1801 Stonepath Crescent                               YES
                                                             Mississauga, Ontario L4X 1Y1

                       Adam Pivnick                          156 Forest Hill Road                                  YES
                                                             Toronto, Ontario M5P 2M9
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                       5.  Restrictions, if any, on business the                Limites, s'il y a lieu, imposees aux
                           corporation may carry on or on powers the            activities commerciales __________ ou aux pouvoirs
                           corporation may exercise.                            de la compagnie.

                           None.

                       6.  The classes and any maximum number of shares         Categories et nombre maximal, s'il y a lieu,
                           that the corporation is authorized to issue.         d'actions que la compagnie est autorisee a emettre :

                           The Corporation is authorized to issue an unlimited number of common shares.
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                       7.  Rights, privileges, restrictions and                 Droits, privileges, restrictions et conditions,
                           conditions (if any) attaching to each class          s'il y a lieu, rattaches a chaque categorie
                           of shares and directors authority with respect       d'actions et pourvoirs des administrateurs relatils
                           to any class of shares which may be issued           a chaque categorie d'actions qui peut etre emise
                           in series:                                           en serie:

                           Not applicable.
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                       8.  The issue, transfer or ownership of shares is        L'emission, le transfert ou la propriete d'actions
                           restricted and the restrictions (if any) are         est/n'est pas restreint. Les restrictions, s'il y a
                           as follows:                                          lieu, sont les suivantes:

                           The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares in the capital of the Corporation without either (a) the previous express sanction of the holders of more than 50% of the common shares of the corporation for the time being outstanding expressed by a resolution passed at a meeting of the shareholders or by an instrument or instruments in writing signed by the holders of more than 50% of such shares, or (b) the previous express sanction of the directors of the Corporation expressed by a resolution passed by the votes of a majority of the directors of the Corporation at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of the directors.
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                       9.  Other provisions, if any, are:                       Autres dispositions, s'il y a lieu:

                       1.  a)  The number of shareholders of the Corporation, exclusive of persons who are in the employment of the
                               Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are jointly registered owners of one or more shares being counted as one shareholder; and

                           b)  any invitation to the public to subscribe for securities of the Corporation is prohibited.

                       2.      In addition to, and without limiting such other powers which the Corporation may by law possess, the directors of the Corporation may, without authorization of the shareholders, by authentic deed, in particular but without limitation, for the purpose of securing any bonds, debentures or debenture stock which it is by law entitled to issue, hypothecate, mortgage, pledge, cede or transfer any property, moveable or immoveable, present or future, which it may own.
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                       10.  The names and addresses of the incorporators are
                            Nom et adresse des fondateurs
                                                                                   Full residence address or address of registered
                            First name, initials and surname or corporate name     office or of principal place of business giving
                            Prenom, initale et nom de famille ou denomination      street & No. or R.R. No municipality and
                            sociale                                                postal code
                                                                                   Adresse personnelle au complet adresse du siege
                                                                                   social ou adresse de l'etablissement principal,
                                                                                   y compris la rue et le numero, le numero de la
                                                                                   R.R. le nom de la municipalite et le code postal
                       -----------------------------------------------------------------------------------------------------------

                       Roman Kroitor                                               38 Earl Street, Townhouse #11
                                                                                   Toronto, Ontario M4Y 1M3

                       William Breukelman                                          1801 Stonepath Crescent
                                                                                   Mississauga, Ontario L4X 1Y1

                       Adam Pivnick                                                156 Forest Hill Road
                                                                                   Toronto, Ontario M5P 2M9

                       These articles are signed in duplicate                      Les presents statuts sont signes en double
                                                                                   exemplaire.



                       -----------------------------------------------------------------------------------------------------------
                                                               Signatures of incorporators
                                                               (Signature des londateurs)


                       /s/ Adam Pivnick                                  /s/ Roman Kroitor
                       --------------------------------------            --------------------------------------
                       Adam Pivnick                                      Roman Kroitor



                       /s/ William Breukelman
                       --------------------------------------
                       William Breukelman
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